Supplement, dated July 12, 2006, to the
                        Prospectus, dated March 1, 2006,
                                       of
                          Seligman Frontier Fund, Inc.
                                  (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectus.

The following information supersedes and replaces the information under the caption "Portfolio Management" beginning on page 6 of the Fund's Prospectus:

The Fund is managed by the Seligman Small Company Growth Team, headed by Mr. Michael J. Alpert.

Mr. Alpert, a Senior Vice President, Investment Officer of Seligman, is Vice President and Portfolio Manager of the Fund. Mr. Alpert joined Seligman in August 1999 as a member of the Small Company Growth Team.

Mr. Stephan Yost, a Senior Vice President, Investment Officer of Seligman, is a member of Seligman's Small Company Growth Team. Mr. Yost joined Seligman in March 2001. Prior to then, he was a Portfolio Manager at Dawson Samberg Capital Management, where he was responsible for health care and financial equity selection from 1999 to 2000. Mr. Yost provides assistance to Mr. Alpert in managing the Fund through his research and contributions to the investment decisions with respect to companies operating primarily in the healthcare sector, among other sectors.

Mr. Matthew T. D'Alto, a Vice President, Investment Officer of Seligman, is a member of Seligman's Small Company Growth Team. Prior to joining Seligman in July 2002, Mr. D'Alto was an investment associate, Large Cap Value, for Putnam Investments from 1998 to 2000. Mr. D'Alto provides assistance to Mr. Alpert in managing the Fund through his research and contributions to the investment decisions with respect to companies operating primarily in the financial services, energy and technology sectors, among other sectors.

Ms. Mira J. Lee, a Vice President, Investment Officer of Seligman, is a member of Seligman's Small Company Growth Team. Ms. Lee joined Seligman in August 2002. Prior to then, during the fall of 2000, Ms. Lee worked as a Fall Associate at Morgan Stanley in the Mergers, Acquisitions & Restructurings Department based in Hong Kong. Before then, she served as a Product Manager at New Era of Networks, an integration software company now owned by Sybase, from 1997 to 2000. Ms. Lee provides assistance to Mr. Alpert in managing the Fund through her research and contributions to the investment decisions with respect to companies operating primarily in the consumer, industrials and materials sectors, among other sectors.

The Fund's Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Fund.